Exhibit 99.(m)(ii)

SCHEDULE A

The Lord Abbett Family of Funds

Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement

As of January 24, 20231

FUNDS	CLASSES

Lord Abbett Affiliated Fund, Inc.	A, C, F, P, R2, R3, R4, T

Lord Abbett Bond-Debenture Fund, Inc.	A, C, F, P, R2, R3, R4, T

Lord Abbett Developing Growth Fund, Inc.	A, C, F, P, R2, R3, R4, T

Lord Abbett Global Fund, Inc.
Lord Abbett Emerging Markets Bond Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Emerging Markets Corporate Debt Fund	A, C, F, R2, R3, R4, T
Lord Abbett Global Bond Fund	A, C, F, R2, R3, R4, T

Lord Abbett Investment Trust
Lord Abbett Convertible Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Core Fixed Income Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Core Plus Bond Fund	A, C, F, R2, R3, R4, T
Lord Abbett Corporate Bond Fund	A, C, F, R2, R3, R4, T
Lord Abbett Floating Rate Fund	A, C, F, R2, R3, R4, T
Lord Abbett High Yield Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Income Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Inflation Focused Fund	A, C, F, R2, R3, R4, T
Lord Abbett Multi-Asset Balanced Opportunity Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Multi-Asset Income Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Short Duration Core Bond Fund	A, C, F, R2, R3, R4, T
Lord Abbett Short Duration Income Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Total Return Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Ultra Short Bond Fund	A, A1, F, T

Lord Abbett Mid Cap Stock Fund, Inc.	A, C, F, P, R2, R3, R4, T

Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund	A, C, F, P, T
Lord Abbett High Income Municipal Bond Fund	A, C, F, P, T
Lord Abbett Intermediate Tax-Free Fund	A, C, F, P, T
Lord Abbett National Tax-Free Income Fund	A, C, F, P, T
Lord Abbett New Jersey Tax-Free Income Fund	A, F, P, T
Lord Abbett New York Tax-Free Income Fund	A, C, F, P, T
Lord Abbett Short Duration High Income Municipal Bond Fund	A, C, F, T
Lord Abbett Short Duration Tax Free Fund	A, C, F, T
Lord Abbett Sustainable Municipal Bond Fund	A, C, F, F3, I

1 As amended on January 24, 2023, to reflect the addition of Lord Abbett Investment Grade Floating Rate Fund, a series of Lord Abbett Trust I.

A-1

Lord Abbett Research Fund, Inc.
Lord Abbett Dividend Growth Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Growth Opportunities Fund	A, C, F, P, R2, R3, R4, T
Small-Cap Value Series	A, C, F, P, R2, R3, R4, T

Lord Abbett Securities Trust
Lord Abbett Alpha Strategy Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Focused Growth Fund	A, C, F, R2, R3, R4
Lord Abbett Focused Large Cap Value Fund	A, C, F, R2, R3, R4
Lord Abbett Focused Small Cap Value Fund	A, C, F, R2, R3, R4
Lord Abbett Fundamental Equity Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett Global Equity Fund	A, C, F, R2, R3, R4, T
Lord Abbett Growth Leaders Fund	A, C, F, R2, R3, R4, T
Lord Abbett Health Care Fund	A, C, F, R2, R3, R4
Lord Abbett International Equity Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett International Opportunities Fund	A, C, F, P, R2, R3, R4, T
Lord Abbett International Value Fund	A, C, F, R2, R3, R4, T
Lord Abbett Micro-Cap Growth Fund	A, C, F, R2, R3, R4
Lord Abbett Value Opportunities Fund	A, C, F, P, R2, R3, R4, T

Lord Abbett Trust I
Lord Abbett Climate Focused Bond Fund	A, C, F, R2, R3, R4
Lord Abbett Emerging Markets Equity Fund	A, C, F, R2, R3, R4
Lord Abbett International Growth Fund	A, C, F, R2, R3, R4
Lord Abbett Investment Grade Floating Rate Fund	A, C, F, R2, R3, R4
Lord Abbett Short Duration High Yield Fund	A, C, F, R2, R3, R4

Lord Abbett U.S. Government & Government
Sponsored Enterprises Money Market Fund, Inc.	A, C
A-2

SCHEDULE B

The Lord Abbett Family of Funds – Class A

Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement

As of July 1, 2019

Entity / Fund	Service fees payable with respect to Class A
Shares that were initially issued, or are
attributable to shares that were initially
issued, by the Fund or a predecessor fund
prior to [DATE] shall not exceed [RATE] of
the average net asset value of such Shares:

Lord Abbett Investment Trust – Lord Abbett Income Fund	9/1/85 - .15 of 1%
Lord Abbett Affiliated Fund	6/1/90 - .15 of 1%
Lord Abbett Bond-Debenture Fund	6/1/90 - .15 of 1%
Lord Abbett Developing Growth Fund	6/1/90 - .15 of 1%
Lord Abbett Mid Cap Stock Fund	6/1/90 - .15 of 1%
Lord Abbett Municipal Income Fund – Lord Abbett National Tax-Free Income Fund	6/1/90 - .15 of 1%
Lord Abbett Municipal Income Fund – Lord Abbett New York Tax-Free Income Fund	6/1/90 - .15 of 1%
Lord Abbett Municipal Income Fund – Lord Abbett New Jersey Tax-Free Income Fund	7/1/92 - .15 of 1%
B-1